                                                                   Exhibit 10.25

                                                                 Contract #T1026

                        NORTHERN BORDER PIPELINE COMPANY
                                 U. S. SHIPPERS
                                SERVICE AGREEMENT

This Agreement (the "Service Agreement") is made and entered into at Omaha Nebraska as of October 1, 1993, by and between NORTHERN BORDER PIPELINE COMPANY, hereinafter referred to as "Company" and PAN-ALBERTA GAS (U.S.) INC., a Delaware corporation, hereinafter referred to as "Shipper".

WHEREAS, Company's investors and lenders rely on Certificates of Public Convenience and Necessity granted by the Federal Energy Regulatory Commission and on the Tariff for the return of and the return on all funds invested in or loaned to the Company; and

WHEREAS, the transportation of natural gas shall be effectuated pursuant to Part 157 or Part 284 of the Federal Energy Regulatory Commission's Regulations; and

WHEREAS, Northern Natural Gas Company (NNG) is proposing an overall settlement transaction to resolve matters associated with the purchase and transportation of Canadian gas supplies which are sold to Northwest Alaskan Pipeline Company (Northwest Alaskan) by Pan-Alberta Gas Ltd. (Pan-Alberta) and which are purchased by NNG from Northwest Alaskan and transported by Company under authorizations previously issued by the Federal Energy Regulatory Commission under the Natural Gas Act and ANGTA; and

WHEREAS, as part of this overall settlement, NNG has requested that the firm capacity under its U.S. Shippers Service Agreement dated December 15, 1980, as amended (Agreement) be made available to Shipper; and

WHEREAS, third parties, who in part, were purchasing such Canadian gas supply from NNG have entered into gas purchase agreements with Shipper through October 31, 2001, for such Canadian gas supply; and

WHEREAS, Shipper and Company intend that this Service Agreement will become effective simultaneously with all other agreements and approvals needed to implement this overall settlement and that Shipper, Company, Northwest Alaskan, Pan-Alberta, NNG and other appropriate parties will execute a Closing Agreement prior to October 31, 1993 which will delineate the various approvals and documentation, that will have to have been issued or executed for the transaction to close, and which will provide for the required simultaneous effectuation. (Satisfaction of Conditions Precedent).

NOW THEREFORE, in consideration of their respective covenants and agreements hereinafter set out, the parties hereto covenant and agree as follows:

                                                                 Contract #T1026

                        NORTHERN BORDER PIPELINE COMPANY
                                 U. S. SHIPPERS
                                SERVICE AGREEMENT

Article 1 - Basic Receipts

Shipper shall on each day beginning with Shipper's Billing Commencement Date, as defined in Section 1 of the General Terms and Conditions of Company's FERC Gas Tariff, be entitled to tender and, following tender, deliver to Company, at each of Shipper's Points of Receipt, a quantity of gas not in excess of the Daily Receipt Quantity for such Point of Receipt for such day, as defined in such
Section 1, and Company shall, on such day, take receipt of the quantity of gas so tendered and delivered by Shipper at such Point of Receipt.

Article 2 - Excess Receipts

If Shipper shall desire to tender to Company on any day beginning with Shipper's Billing Commencement Date, at any of Shipper's Points of Receipt, a quantity of gas in excess of Shipper's Daily Receipt Quantity for such Point of Receipt for such day, it shall notify Company of such desire. If Company in its sole judgment, determines that it has available the necessary capacity to receive and transport all or any part of such excess quantity and make deliveries in respect thereof, and that the performance of Company's obligations to other Shippers under their Service Agreements will not be adversely affected thereby, Company may elect to receive from Shipper said excess quantity or part thereof, and shall so notify Shipper. Scheduling of Excess Receipts will be in accordance with Section 10 of the General Terms and Conditions.

Article 3 - Deliveries

Company shall deliver gas to Shipper at the Point(s) of Delivery and under the conditions specified in Exhibit A hereto and in accordance with Section 13 of the General Terms and Conditions.

Article 4 - Payments

Shipper shall make payments to Company in accordance with Rate Schedules T-1 and OT-1 and the other applicable terms and provisions of this Service Agreement.

                                                                  Contract #1026

                        NORTHERN BORDER PIPELINE COMPANY
                                 U. S. SHIPPERS
                                SERVICE AGREEMENT

Article 5 - Change in Tariff Provisions

Upon notice to Shipper, Company shall have the right to file with the Federal Energy Regulatory Commission any changes in the terms of any of its Rate Schedules, General Terms and Conditions or Form of Service Agreement as Company may deem necessary, and to make such changes effective at such times as Company desires and is possible under applicable law. Shipper may protest any filed changes before the Federal Energy Regulatory Commission and exercise any other rights it may have with respect thereto.

Article 6 - Cancellation of Prior Agreements

When this Service Agreement becomes effective, it shall supersede, cancel and terminate the following Agreements:

                                      None

Article 7 - Term

Notwithstanding the execution and delivery hereof, the effectiveness of this Service Agreement and the obligations of the parties hereunder shall be subject to and conditioned upon the Satisfaction of the Conditions Precedent. This Service Agreement shall become immediately effective, in accordance with the Tariff, at the later of 8:00 a.m. Mountain Standard Time on November 1, 1993, or 8:00 a.m. Mountain Standard Time on the day following the day on which Satisfaction of the Conditions Precedent occurs. The time at which this Service Agreement becomes effective as aforesaid is herein called the "Effective Time." This Service Agreement shall continue in effect from the "Effective Time" through October 31, 2001, and thereafter until terminated by not less than six
(6) months prior written notice to the other. Service rendered pursuant to this Service Agreement shall be abandoned upon termination of this Agreement.

This Service Agreement shall automatically terminate and be of no further force and effect if (a) Shipper shall fail to pay in full the amount of any invoice rendered by Company, and (b) such failure to pay shall continue for ten (10) days from the date payment is due, and (c) Shipper shall fail to furnish payment in full to the Company within thirty (30) days after notice from the Company requiring Shipper to cure such non-payment.

                                                                 Contract #T1026

                        NORTHERN BORDER PIPELINE COMPANY
                                 U. S. SHIPPERS
                                SERVICE AGREEMENT

Further, this Service Agreement shall automatically terminate and be of no further force and effect unless Shipper shall furnish a proper security arrangement, in accordance with Subsection 9.1 of Rate Schedule T-1, to the Company within thirty (30) days after notice from the Company subsequent to the occurrence of the following event:

      The filing by Shipper or its parent of a voluntary petition in bankruptcy or the entry of a decree or order by a court having jurisdiction in the premises adjudging the Shipper as bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Shipper under the Federal Bankruptcy Act or any other applicable federal or state law relating to insolvency, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Shipper or any substantial part of its property, or the ordering of the winding-up or liquidation of its affairs, with said order or decree continuing unstayed and in effect for a period of sixty (60) consecutive days.

Termination of this U.S. Shippers Service Agreement shall not relieve Company and Shipper of the obligation to correct any Receipt or Delivery Imbalance hereunder, or Shipper to pay money due hereunder to Company and shall be in addition to any other remedies that Company may have.

Article 8 - Applicable Law and Submission to Jurisdiction

This Service Agreement and Company's Tariff, and the rights and obligations of Company and Shipper thereunder are subject to all relevant and United States lawful statutes, rules, regulations and orders of duly constituted authorities having jurisdiction. Subject to the foregoing, this Agreement shall be governed by and interpreted in accordance with the laws of the State of Nebraska. For purposes of legal proceedings, this Service Agreement shall be deemed to have been made in the State of Nebraska and to be performed there, and the Courts of that State shall have jurisdiction over all disputes which may arise under this Service Agreement, provided always that nothing herein contained shall prevent the Company from proceeding at its election against the Shipper in the Courts of any other state, Province or country.

                                                                 Contract #T1026

                        NORTHERN BORDER PIPELINE COMPANY
                                 U. S. SHIPPERS
                                SERVICE AGREEMENT

At the Company's request, the Shipper shall irrevocably appoint an agent in Nebraska to receive, for it and on its behalf, service of process in connection with any judicial proceeding in Nebraska relating to the Service Agreement. Such service shall be deemed completed on delivery to such process agent (even if not forwarded to and received by the Shipper). If said agent ceases to act as a process agent within Nebraska on behalf of Shipper, the Shipper shall appoint a substitute process agent within Nebraska and deliver to the Company a copy of the new agent's acceptance of that appointment within 30 days.

Article 9 - Successors and Assigns

After establishing creditworthiness in accordance with Section 9 of Rate Schedule T-1, any person which shall succeed by purchase, amalgamation, merger or consolidation to the properties, substantially as an entirety, of Shipper or of Company, as the case may be, and which shall assume all obligations under Shipper's Service Agreement of Shipper or Company, as the case may be, shall be entitled to the rights, and shall be subject to the obligations, of its predecessor under Shipper's Service Agreement. Either party to a Shipper's Service Agreement may pledge or charge the same under the provisions of any mortgage, deed of trust, indenture, security agreement or similar instrument which it has executed. After the affiliated Person has established creditworthiness in accordance with Section 9 of Rate Schedule T-1, Shipper may assign such Service Agreement to any affiliated Person (which for such purpose shall mean any person which controls, is under common control with or is controlled by such party). Nothing contained in this Article 9 shall, however, operate to release predecessor Shipper from its obligation under its Service Agreement unless Company shall, in its sole discretion, consent in writing to such release, which it shall not do unless it concludes that, on the basis of the facts available to it, such release is not likely to have a substantial adverse effect upon other Shippers or other Persons who may become liable to provide funds to Company to enable it to meet any of its obligations. Company shall not release any Shipper from its obligations under its Service Agreement without the written consent of the other firm Shippers unless: (a) such release is effected pursuant to an assignment of obligations by such Shipper, and the assumption thereof by the assignee, and the terms of such assignment and assumption render the obligations being assigned and assumed no more conditional and no less absolute than those at the time provided therein; and (b) such release is not likely to have a substantial adverse effect upon Company or the other firm Shippers. For the purposes hereof, and without limiting the generality of the foregoing, any release of any Shipper from its obligations under its Service Agreement shall be deemed likely to have a substantial adverse effect upon Company or the other Shippers if the assignee of such obligations has a credit standing which is not at least equal to the credit standing of the

                                                                 Contract #T1026

                        NORTHERN BORDER PIPELINE COMPANY
                                 U. S. SHIPPERS
                                SERVICE AGREEMENT

assignor of such obligations (credit standings in each case as reflected by the ratings on outstanding debt securities by Moody's Investors Service, Standard and Poor's Corporation or another rating service acceptable to all Shippers to the extent available or by other appropriate objective measures). Shipper shall, at Company's request, execute such instruments and take such other action as may be desirable to give effect to any such assignment of Company's rights under such Shipper's Service Agreement or to give effect to the right of a Person whom the Company has specified pursuant to Section 6 of the General Terms and Conditions of Company's FERC Gas Tariff as the Person to whom payment of amounts invoiced by Company shall be made; provided, however, that: (a) Shipper shall not be required to execute any such instruments or take any such other action the effect of which is to modify the respective rights and obligations of either Shipper or Company under this Service Agreement; and (b) Shipper shall be under no obligation at any time to determine the status or amount of any payments which may be due from Company to any Person whom the Company has specified pursuant to said Section 6 as the Person to whom payment of amounts invoiced by Company shall be made.

Article 10 - Loss of Governmental Authority, Gas Supply,
             Transportation or Market

Without limiting its other responsibilities and obligations under this Service Agreement, the Shipper acknowledges that it is responsible for obtaining and assumes the risk of loss of the following: (1) gas removal permits, (2) export and import licenses, (3) gas supply, (4) markets and (5) transportation upstream and downstream of the Company's pipeline system. Notwithstanding the loss of one of the items enumerated above, Shipper shall continue to be liable for payment to the Company of the transportation charges as provided for in this Service Agreement.

Article 11 - Other Operating Provisions

(This Article to be utilized when necessary to specify other operating provisions.)

                                                               Contract # T1026F
                                                                   Amendment # 2

                        NORTHERN BORDER PIPELINE COMPANY
                                 U. S. SHIPPERS
                                SERVICE AGREEMENT

Article 12 - Exhibit A of Service Agreement, Rate Schedules
             and General Terms and Conditions

Company's Rate Schedules and General Terms and Conditions, which are on file with the Federal Energy Regulatory Commission and in effect, and Exhibit A hereto are all applicable to this Service Agreement and are hereby incorporated in, and made a part of, this Service Agreement. In the event that the terms and conditions herein are in conflict with the General Terms and Conditions in Company's FERC Gas Tariff, the terms and conditions of this Service Agreement are controlling.

IN WITNESS WHEREOF, The parties hereto have caused this Service Agreement to be duly executed as of the day and year first set forth above.


ATTEST:                        NORTHERN BORDER PIPELINE COMPANY

                               By:  Northern Plains Natural Gas Company,
                                    Operator

/s/ Janet K. Place             By:  /s/ Robert A. Hill
-------------------------         -----------------------------
Assistant Secretary
                               Title:  Vice President
                                     --------------------------


ATTEST:                        PAN-ALBERTA GAS (U.S.) INC.,

                               By:  /s/ Marvin R. Bradshaw
-------------------------         -----------------------------

                               Title:  Division Vice President
                                     --------------------------


                               By:  /s/ R.E. Bowser
                                  -----------------------------
                               Title:  Vice President Marketing & Transportation
                                     -------------------------------------------

                        NORTHERN BORDER PIPELINE COMPANY
                                 U. S. SHIPPERS
                                SERVICE AGREEMENT

                                                               Contract # T1026F
                                                                   Amendment # 2

                        NORTHERN BORDER PIPELINE COMPANY
                     AMENDED U.S. SHIPPERS SERVICE AGREEMENT
                              DATED OCTOBER 1, 1993

This Amendment is entered into as of this 22 day of June, 1998 by and between NORTHERN BORDER PIPELINE COMPANY, hereinafter referred to as "Company" and PAN-ALBERTA GAS (U.S.) INC., hereinafter referred to as "Shipper".

WHEREAS, Company and Shipper have entered into a U.S. Shippers Service Agreement dated as of October 1, 1993 and any such Amendments thereto (hereinafter the "Service Agreement"); and

WHEREAS, Shipper desires to extend the term of the Agreement from October 31, 2001 to October 31, 2003.

NOW THEREFORE, in consideration of their respective covenants and agreements hereinafter set out, the parties hereto covenant and agree as follows:

Article 7 of the Agreement shall hereafter be and read as follows:

      Article 7 - Term

      This Service Agreement shall become effective upon its execution and continue in effect from such date until October 31, 2003, and thereafter in accordance with Company's Tariff, provided that prior to November 1, 2000, Shipper will commit to and demonstrate Shipper's ability to continue to satisfy the credit requirements of Company's Tariff (as may be in effect at that time) in respect of the period November 1, 2001 through October 31, 2003. Company shall provide by September 1, 2000 written notice to Shipper of the November 1, 2000 requirement. Should Shipper fail to fulfill this credit commitment and demonstration obligation prior to November 1, 2000, Company may thereafter terminate this Service Agreement upon thirty (30) days written notice to Shipper, provided that the effective date of any such termination shall not be prior to October 31, 2001. These same procedures will apply in respect of credit requirements associated with further extensions, if any, of the Service Agreement prior to November 1, 2000. Service rendered pursuant to this Service Agreement shall be abandoned upon termination of this Agreement.

                                                               Contract # T1026F
                                                                   Amendment # 2

                        NORTHERN BORDER PIPELINE COMPANY
                                 U. S. SHIPPERS
                                SERVICE AGREEMENT

      This Service Agreement shall automatically terminate and be of no further force and effect if (a) Shipper shall fail to pay in full the amount of any invoice rendered by Company , and (b) such failure to pay shall continue for ten (10) days from the date payment is due, and (c) Shipper shall fail to furnish payment in full to the Company within thirty (30) days after notice from the Company requiring Shipper to cure such non-payment.

      Further, this Service Agreement shall automatically terminate and be of no further force and effect unless Shipper shall furnish a proper security arrangement, in accordance with Subsection 9.1 of Rate Schedule T-1, to the Company within thirty (30) days after notice from the Company subsequent to the occurrence of the following event:

            The filing by Shipper or its parent or the party providing primary credit support of a voluntary petition in bankruptcy or the entry of a decree or order by a court having jurisdiction in the premises adjudging the Shipper as bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Shipper under the Federal Bankruptcy Act or any other applicable federal or state law relating to insolvency, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Shipper or of any substantial part of its property, or the ordering of the winding-up or liquidation of its affairs, with said order or decree continuing unstayed and in effect for a period of sixty (60) consecutive days.

      Termination of this U.S. Shippers Service Agreement shall not relieve Company and Shipper of the obligation to correct any Receipt or Delivery Imbalance hereunder, or Shipper to pay money due hereunder to Company and shall be in addition to any other remedies that Company may have.

                                                               Contract # T1026F
                                                                   Amendment # 2

                        NORTHERN BORDER PIPELINE COMPANY
                                 U. S. SHIPPERS
                                SERVICE AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year set forth above.


ATTEST:                       NORTHERN BORDER PIPELINE COMPANY

                              By:  Northern Plains Natural Gas Company,
                                   Operator

/s/ Eva Neufeld               By:   /s/ Robert A. Hill
---------------------------      ----------------------------------
Assistant Secretary
                              Title:  Vice President
                                    -------------------------------


WITNESS:                      PAN-ALBERTA GAS (U.S.) INC.,

/s/ Rod Rocza                 By:  /s/ Gene Tiemstra
---------------------------      ----------------------------------
Senior Vice President
Marketing & Customer Service
                              Title:  Vice President Transportation & Operations
                                    --------------------------------------------

                                                                           T1026

                        NORTHERN BORDER PIPELINE COMPANY
                         U.S. SHIPPERS SERVICE AGREEMENT

             AMENDED EXHIBIT A TO U.S. SHIPPERS SERVICE AGREEMENT

Company:                Northern Border Pipeline Company

Company Address:        1111 South 103rd Street
                        Omaha, Nebraska 68124-1000

Shipper:                Pan-Alberta Gas (U.S.) Inc.
                        Attn: Mr. Gene Tiemstra

Shipper's Address:      800 - 707 8th Avenue S.W.
                        Calgary, AB, Canada T2P 3V3

                                                        Maximum         Minimum          Maximum
                            Role        Maximum         Receipt         Delivery         Receipt          Minimum
                           (Notes      Quantity         Pressure        Pressure       Temperature      Temperature
Points                    1 and 3)     (MCF/Day)         (PSIG)          (PSIG)        ((degree)F)      ((degree)F)
-------------------------------------------------------------------------------------------------------------------
Port of Morgan, MT           PR         200,000           1435             -               120              32
                             RD         200,000            -               -                -               -
                             TP         200,000            -               -                -               -
                             DD         200,000            -               -                -               -

Saskana, MT                  PR          60,000           1435             -               120              32
(Secondary-Note 2)           RD          60,000            -               -                -               -
                             TP         200,000            -               -                -               -
                             DD          60,000            -               -                -               -

Buford, ND                   PR          48,000           1435             -               120              32
(Secondary-Note 2)           RD          48,000            -               -                -               -
                             TP         200,000            -               -                -               -
                             DD          48,000            -               -                -               -

Watford City, ND             PR          60,000           1435             -               120              32
(Secondary-Note 2)           RD          60,000            -               -                -               -
                             TP         200,000            -               -                -               -
                             DD          60,000            -               -                -               -

Hebron, ND                   PR         160,000           1435             -               120              32
(Secondary-Note 2)           RD         160,000            -               -                -               -
                             TP         200,000            -               -                -               -
                             PD          30,000            -              725               -               32
                             DD          30,000            -               -                -               -
Glen Ullin, ND               PR          60,000           1435             -               120              32
(Secondary-Note 2)           RD          60,000            -               -                -               -
                             TP         200,000            -               -                -               -
                             PD         100,000            -              725               -               32
                             DD         100,000            -               -                -               -

                        NORTHERN BORDER PIPELINE COMPANY
                         U.S. SHIPPERS SERVICE AGREEMENT

        AMENDED EXHIBIT A TO U.S. SHIPPERS SERVICE AGREEMENT (continued)

                                                        Maximum         Minimum          Maximum
                            Role        Maximum         Receipt         Delivery         Receipt          Minimum
                           (Notes      Quantity         Pressure        Pressure       Temperature      Temperature
Points                    1 and 3)     (MCF/Day)         (PSIG)          (PSIG)        ((degree)F)      ((degree)F)
-------------------------------------------------------------------------------------------------------------------
Linton, ND                   RD           770              -               -                -               -
(Secondary-Note 2)           TP         200,000            -               -                -               -
                             PD           770              -              700               -               32
                             DD           770              -               -                -               -

Mina, SD                     RD          4,500             -               -                -               -
(Secondary-Note 2)           TP         200,000            -               -                -               -
                             PD          4,500             -              750               -               32
                             DD          4,500             -               -                -               -

Warner, SD                   RD          24,000            -               -                -               -
(Secondary-Note 2)           TP         200,000            -               -                -               -
                             PD          24,000            -             1,000              -               32
                             DD          24,000            -               -                -               -

Aberdeen, SD                 RD          35,000            -               -                -               -
(Secondary-Note 2)           TP         180,000            -               -                -               -
                             PD          20,000            -              800               -               32
                             DD          35,000            -               -                -               -

Webster, SD                  RD          5,000             -               -                -               -
(Secondary-Note 2)           TP         180,000            -               -                -               -
                             PD          5,000             -              700               -               32
                             DD          5,000             -               -                -               -

Milbank, SD                  RD          8,073             -               -                -               -
(Secondary-Note 2)           TP         180,000            -               -                -               -
                             PD          8,073             -              800               -               32
                             DD          8,073             -               -                -               -

Ivanhoe, MN                  RD          1,791             -               -                -               -
(Secondary-Note 2)           TP         180,000            -               -                -               -
                             PD          1,791             -              700               -               32
                             DD          1,791             -               -                -               -

Balaton, MD                  RD          20,000            -               -                -               -
(Secondary-Note 2)           TP         180,000            -               -                -               -
                             PD          20,000            -              720               -               32
                             DD          20,000            -               -                -               -

Marshall, MN                 RD          80,000            -               -                -               -
(Secondary-Note 2)           TP         180,000            -                                -               -
                             PD          80,000            -              800               -               32
                             DD          80,000            -               -                -               -

                        NORTHERN BORDER PIPELINE COMPANY
                         U.S. SHIPPERS SERVICE AGREEMENT

        AMENDED EXHIBIT A TO U.S. SHIPPERS SERVICE AGREEMENT (continued)

                                                        Maximum         Minimum          Maximum
                            Role        Maximum         Receipt         Delivery         Receipt          Minimum
                           (Notes      Quantity         Pressure        Pressure       Temperature      Temperature
Points                    1 and 3)     (MCF/Day)         (PSIG)          (PSIG)        ([degree]F)      ([degree]F)
-------------------------------------------------------------------------------------------------------------------
Westbrook, MN                RD          2,500             -               -                -               -
(Secondary-Note 2)           TP         180,000            -               -                -               -
                             PD          2,500             -              800               -               32
                             DD          2,500             -               -                -               -

Windom, MN                   RD          10,000            -               -                -               -
(Secondary-Note 2)           TP         180,000            -                                -               -
                             PD          10,000            -              800               -               32
                             DD          10,000            -               -                -               -

Welcome, MN                  RD         100,000            -               -                -               -
(Secondary-Note 2)           TP         100,000            -               -                -               -
                             PD          80,000            -              796               -               32
                             DD         100,000            -               -                -               -

Ledyard, IA                  RD          4,000             -               -                -               -
(Secondary-Note 2)           TP         100,000            -               -                -               -
                             PD          4,000             -              800               -               32
                             DD          4,000             -               -                -               -

Ventura, IA                  RD         100,000            -               -                -               -
                             TP         100,000            -               -                -               -
                             PD         100,000            -              820               -               32
                             DD         100,000            -               -                -               -

Total Maximum
Receipt Quantity                      200,000 MCF
                                      -----------

                        NORTHERN BORDER PIPELINE COMPANY
                         U.S. SHIPPERS SERVICE AGREEMENT

AMENDED EXHIBIT A TO U.S. SHIPPERS SERVICE AGREEMENT (continued)

Note 1: The point role will be PR for physical receipts, RD for receipt by displacement, TP for transfer points, PD for physical deliveries, and DD for delivery by displacement.

Note 2: Should nominations at secondary receipt and delivery points be received which exceed available capacity, volumes will be scheduled in accordance with Northern Border's nomination and scheduling procedures.

Note 3: For receipt or delivery of gas by displacement, Company cannot and does not have an obligation to physically deliver or receive gas at these points. Volumes will be delivered or received at these point(s) only to the extent that corresponding equal or greater volumes are received or delivered by other parties at these points on the same day. These corresponding volumes will be used to displace volumes nominated for delivery or receipt by Shipper.

This Exhibit A is made and entered into as of June 22, 1998. On the effective date it shall supersede the Exhibit A dated as of March 19, 1998.

The effective date of this Exhibit A is June 22, 1998.


ATTEST:                             NORTHERN BORDER PIPELINE COMPANY

                                    By:  Northern Plains Natural Gas Company,
                                         Operator

/s/ Eva Neufeld                     By:  /s/ Robert A. Hill
-----------------------------          ------------------------------
Assistant Secretary
                                    Title:  Vice President
                                          ---------------------------

                        NORTHERN BORDER PIPELINE COMPANY
                         U.S. SHIPPERS SERVICE AGREEMENT

AMENDED EXHIBIT A TO U.S. SHIPPERS SERVICE AGREEMENT (continued)

WITNESS:                       PAN-ALBERTA GAS (U.S.) INC.,

  /s/ Rod Pocza                By: /s/ Gene Tiemstra
-----------------------------     -----------------------------
Senior Vice President
 Marketing & Customer Service
                               Title: Vice President Transportation & Operations
                                     -------------------------------------------